                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: JUNE 3, 1996


                           MERCER INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


                                   WASHINGTON
                            (State of Incorporation)


          0-9409                                       91-6087550
(Commission File Number)                    (IRS Employer Identification No.)



               BRANDSCHENKE STR. 64, ZURICH, SWITZERLAND, CH 8002
        (Address of principal executive offices, including postal code)


                                011 411 201 7710
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
- ---------------------------------------------

On June 3, 1996, Mercer International Inc. (the "Company" or "Mercer") completed the spin-off of its financial services segment. Mercer previously operated in two business segments, being pulp and paper and financial services. The Company's financial services business was primarily conducted through Arbatax International Inc. ("Arbatax"). On June 3, 1996, the shareholders of record on May 31, 1996 of Mercer shares of beneficial interest ("Mercer Common Shares") received a distribution (the "Distribution") of one share of Arbatax common stock (the "Arbatax Common Stock") for every two shares of Mercer Common Stock owned. Fractional interests were not distributed but were aggregated and will be sold and the cash proceeds distributed to holders of Mercer Common Stock entitled to fractional interests. Upon completion of the Distribution, Mercer owns approximately 706,150 shares of Arbatax Common Stock. Additional information concerning the Distribution, including the tax effect on shareholders, is contained in an information statement dated May 22, 1996, copies of which were mailed to holders of Mercer Common Stock and included as
Exhibit 2.2 hereto.

Mercer recognized that no significant synergies existed between Mercer and Arbatax in terms of their respective businesses and believed that the reorganization of the Company into two separate publicly held companies was desirable. Mercer primarily operates a pulp and paper business in Europe, whereas Arbatax operates in the financial services business primarily in North America. Mercer is currently employing a business strategy that involves, among other things, expanding its pulp and paper operations through acquisitions in Europe. This strategy and focus on pulp and paper operations has, in part, lead to Mercer de-emphasizing the financial services business. As a result, Mercer felt that the separation of the financial services segment and the pulp and paper segment, which have distinct financial, investment and operating characteristics, will enable each of the companies to concentrate their attention and financial resources on its own segment without regard to the corporate objectives and policies of the other business group. Mercer believes that the spin-off will allow investors to better evaluate the performance and investment characteristics of each business, enhancing the likelihood that each will achieve appropriate market recognition for their own respective operating results.

The Company initially announced on December 28, 1995 that it would distribute to its shareholders, by way of a special dividend, approximately 83% of the issued shares of its 92% owned subsidiary, Arbatax, a Canadian corporation. As at December 31, 1995, the operations of Arbatax have been classified separately within the Company's financial statements as "spin-off operations" and have been excluded from the amounts of revenues and expenses of the Company's continuing operations. In addition, Arbatax's assets and liabilities have not been consolidated into the Company's continuing operations. The Distribution will be recorded as a stock dividend from retained earnings at the carrying amount of the net assets of the spin-off operations. As a result, the Company's total assets and shareholders' equity will each be reduced by $50.1 million after giving effect to the Distribution.

Arbatax was incorporated in 1951 and its shares of common stock are registered under Section 12(g) of the Securities Exchange Act of 1934, quoted on the O.T.C. Bulletin Board under the symbol "ATANF" and listed for trading on the Vancouver Stock Exchange (the "VSE") under the symbol "AAX". Effective June 5, 1996, Arbatax Common Stock will be quoted on the VSE in U.S. dollars and will be listed for trading under the symbol "AAX.U".

For the purposes of governing certain ongoing relationships between Mercer and Arbatax after the spin-off, the parties have entered into a separation agreement to provide for the Distribution, customary indemnities relating to tax, contingent liabilities and employees, the provision of transitional services and transfers of certain assets and liabilities. The separation agreement sets forth the rights and obligations of the parties, including, among other things, that:

1. Mercer shall provide to Arbatax general administrative services which must, by reason of corporate uniformity, continue until September 30, 1996, subject to earlier termination or further extension;

2. Mercer and Arbatax have clearly delineated their rights to pursue, to the other's exclusion, certain domestic and international corporate business opportunities for a period of three years after the Distribution date; and

3. The net amount that may be due from one party to the other, shall be satisfied and settled in cash and/or securities, within 30 days of the Distribution date and failing such agreement, the party which owes the net sum to the other party shall issue to such party a senior note in the amount of the net sum, with a term of five years, paying interest at a rate equal to the prime rate for U.S. dollar commercial loans, calculated daily and paid semi-annually in arrears.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
- ------------------------------------------
(b)     Pro Forma Financial Information:

        Pro forma consolidated financial statements for the three months ended March 31, 1996.

        The pro forma consolidated financial statements for Mercer listed above present Arbatax as "operations to be spun-off". The Distribution of Arbatax Common Stock is being accounted for as a stock dividend. "Net assets of operations to be spun-off" was eliminated from the Mercer consolidated balance sheets and "Retained earnings" was reduced.

(c)     Exhibits:

        Exhibit
        Number                                       Description
        ------                                       -----------


        2.1               Separation Agreement between Mercer International Inc.
                          and Arbatax International Inc. dated for reference
                          March 29, 1996.

        2.2               Information Statement dated May 22, 1996.

                           MERCER INTERNATIONAL INC.
                          CONSOLIDATED BALANCE SHEETS
                              AS AT MARCH 31, 1996
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                             PRO FORMA
                                                            HISTORICAL      ADJUSTMENTS      PRO FORMA
   ASSETS                                                      $              $                $
Current Assets
   Cash and cash equivalents                                   12,706                          12,706
   Investments                                                 72,742                          72,742
   Receivables                                                 18,384                          18,384
   Inventories                                                 26,968                          26,968
   Other                                                          735                             735
                                                              -------                         -------
                                                              131,535                         131,535
Long-Term Assets
   Net assets of operation to be spun-off                      55,391        (55,391)           -
   Investments                                                  5,881          5,281           11,162
   Receivables                                                 10,550                          10,550
   Properties                                                 108,467                         108,467
   Deferred income tax assets                                  10,570                          10,570
                                                              -------                         -------
                                                              190,859                         140,749
                                                              -------                         -------
                                                              322,394                         272,284
                                                              =======                         =======

   LIABILITIES

Current Liabilities
   Accounts payable and accrued expenses                       39,258                          39,258

Long-Term Liabilities
   Debt                                                        27,569                          27,569
   Due to affiliate                                            21,429                          21,429
   Other                                                        7,072                           7,072
                                                              -------                         -------
                                                               56,070                          56,070
                                                              -------                         -------

Total Liabilities                                              95,328                          95,328

   SHAREHOLDERS' EQUITY

Shares of beneficial interest                                  69,978                          69,978
Cumulative translation adjustment                              (7,132)                         (7,132)
Net unrealised loss on investment valuation                    (2,626)                         (2,626)
Retained earnings                                             166,846        (50,110)         116,736
                                                              -------                         -------
                                                              227,066                         176,956
                                                              -------                         -------
                                                              322,394                         272,284
                                                              =======                         =======

                           MERCER INTERNATIONAL INC.
                       CONSOLIDATED STATEMENTS OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)
             (DOLLARS IN THOUSANDS, EXCEPT FOR EARNINGS PER SHARE)

                                                                             PRO FORMA
                                                            HISTORICAL      ADJUSTMENTS      PRO FORMA
                                                               $              $                $
Revenues
   Sales                                                       48,085                          48,085
   Investments                                                  1,788                           1,788
                                                               ------                          ------
                                                               49,873                          49,873

Expenses
   Cost of sales                                               36,615                          36,615
   General and administrative                                   6,269                           6,269
   Interest expenses                                            1,059                           1,059
                                                               ------                          ------
                                                               43,943                          43,943
                                                               ------                          ------

Income from continuing operations before
   income taxes                                                 5,930                           5,930
Income taxes                                                       70                              70
                                                               ------                          ------

Income from continuing operations                               5,860                           5,860
Income from operations to be spun-off                              30            (30)             -
                                                               ------                          ------
Net income                                                      5,890                           5,860
                                                               ======                          ======

Earnings per share
   Income from continuing operations                             0.43                            0.43
   Income from operations to be spun-off                          -                               -
                                                               ------                          ------
                                                                 0.43                            0.43
                                                               ======                          ======

                           MERCER INTERNATIONAL INC.
                       CONSOLIDATED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)
             (DOLLARS IN THOUSANDS, EXCEPT FOR EARNINGS PER SHARE)

                                                                             PRO FORMA
                                                            HISTORICAL      ADJUSTMENTS      PRO FORMA
                                                               $              $                $
Revenues
   Sales                                                      275,332                         275,332
   Investments                                                 15,640                          15,640
   Other                                                       15,046                          15,046
                                                              -------                         -------
                                                              306,018                         306,018

Expenses
   Cost of sales                                              191,726                         191,726
   Investments                                                  5,281                           5,281
   General and administrative                                  35,217                          35,217
   Litigation settlement                                        7,000                           7,000
   Interest expenses                                            4,543                           4,543
                                                              -------                         -------
                                                              243,767                         243,767
                                                              -------                         -------

Income from continuing operations before
   income taxes and minority interest                          62,251                          62,251
Income taxes benefit                                            9,132                           9,132
                                                              -------                         -------

Income from continuing operations before
   minority interest                                           71,383                          71,383
Minority interest                                              (5,746)                         (5,746)
                                                              -------                         -------

Income from continuing operations                              65,637                          65,637
Loss from operations to be spun-off                            (1,454)         1,454              -
                                                              -------                         -------
Net income                                                     64,183                          65,637
                                                              =======                         =======

Earnings per share
   Income from continuing operations                             5.14                            5.14
   Loss from operations to be spun-off                          (0.11)                            -
                                                              -------                         -------
                                                                 5.03                            5.14
                                                              =======                         =======

                           MERCER INTERNATIONAL INC.
            NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)


1.    SPIN-OFF

On December 28, 1995, the Company announced plans to spin-off its financial services segment to its shareholders. The Company recognized that no significant synergies existed between the Company and Arbatax in terms of their respective businesses and believes that the reorganization of the Company into two separate publicly held companies is desirable. The Company primarily operates a pulp and paper business in Europe, whereas Arbatax operates in the financial services business primarily in North America. The Company felt that the separation of the financial services segment and the pulp and paper segment, which have distinct financial, investment and operating characteristics, will enable the management of each business group to concentrate its attention and financial resources on its own segment without regard to the corporate objectives and policies of the other business group. The Company believes that the spin-off will allow investors to better evaluate the performance and investment characteristics of each business, enhancing the likelihood that each will achieve appropriate market recognition based upon their own respective results of operations.

Pursuant to the spin-off, the Company will distribute (the "Distribution") approximately 83% of the currently issued shares of its 92% owned subsidiary, Arbatax. The Company expects to effect the Distribution on June 3, 1996. Arbatax's shares of common stock (the "Arbatax Common Stock") are registered under Section 12(g) of the Securities Exchange Act of 1934. On March 28, 1996, shareholders of Arbatax effected, among other things, a change of name to "Arbatax International Inc." and a share split on a 1 to 1.5 basis (the "Stock Split"). After giving effect to the Stock Split, there were 7,978,941 issued shares of Arbatax Common Stock, of which 7,369,674 shares of Arbatax Common Stock were owned by the Company. The Distribution ratio will be one share of Arbatax Common Stock to every two shares of beneficial interest of the Company (the "Mercer Common Stock"). Fractional interests will not be distributed but will be aggregated and sold and the cash proceeds will be distributed to the holders of Mercer Common Stock entitled to fractional interests. Upon completion of the Distribution, the Company will own 706,150 shares of Arbatax Common Stock.

Arbatax shares of common stock are registered under Section 12(g) of the Securities Exchange Act of 1934, quoted on the O.T.C. Bulletin Board under the symbol "ATANF" and listed for trading on the Vancouver Stock Exchange (the
"VSE") under the symbol "AAX".   Effective June 5, 1996, Arbatax Common Stock
will be quoted on the VSE in U.S. dollars and will be listed for trading under the symbol "AAX.U".

A holder of Mercer Common Stock who receives Arbatax Common Stock pursuant to the Distribution will be treated as if such shareholder had received a taxable distribution in an amount equal to the fair market value of the Arbatax Common Stock received, which will result in: (1) a dividend to the extent of such shareholder's pro rata share of the Company's current and accumulated earnings and profits as calculated under U.S. tax laws and regulations (the "Accumulated Earnings"); (ii) a reduction in such shareholder's cost basis in Mercer Common Stock to the extent that the fair market value of Arbatax Common Stock received exceeds such shareholder's pro rata share of Accumulated Earnings; and (iii) a gain to the extent that the market value of Arbatax Common Stock exceeds both such shareholder's pro rata share of Accumulated Earnings and such shareholder's cost basis in Mercer Common Stock.

For the purposes of effecting the Distribution and governing certain ongoing relationships, the Company and Arbatax will enter into a separation agreement to provide for the Distribution, customary indemnities relating to tax, contingent liabilities and employees, the provision of transitional services and transfers of certain assets and liabilities.

2.    PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro forma adjustments related to the pro forma consolidated income statement are computed assuming the spin-off transaction was consummated and the stock dividend was paid at the beginning of the fiscal periods commencing from January 1, 1995 and 1996, respectively.

Pro forma adjustments related to the pro forma consolidated balance sheet are computed assuming the spin-off transaction was consummated and the stock dividend was paid at March 31, 1996.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                       MERCER INTERNATIONAL INC.


                                       By:  /s/ Michael J. Smith
                                           ---------------------------------
                                           Michael J. Smith
                                           Executive Vice-President



Date:     June 3, 1996

                           MERCER INTERNATIONAL INC.
                                    FORM 8-K

                                 EXHIBIT INDEX



Exhibit
Number                                          Description
- ------                                          -----------
2.1              Separation Agreement between Mercer International Inc. and
                 Arbatax International Inc. dated for reference March 29, 1996.

2.2              Information Statement dated May 22, 1996.





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